                                      2,000,000
                               KAYNAR TECHNOLOGIES INC.
                                     COMMON STOCK
                                UNDERWRITING AGREEMENT

                                                                     May 5, 1997
LEHMAN BROTHERS INC.
PAINEWEBBER INCORPORATED
As Representatives of the several
    Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Ladies and Gentlemen:

         Kaynar Technologies Inc., a Delaware corporation (the "COMPANY"), and General Electric Capital Corporation, a New York corporation (the "SELLING STOCKHOLDER") propose to sell an aggregate of 2,000,000 shares (the "FIRM SHARES") of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK") to the several Underwriters named in Schedule 1 hereto (the "UNDERWRITERS"). Of the 2,000,000 shares of the Firm Shares, 1,800,000 shares are being sold by the Company and 200,000 shares by the Selling Stockholder. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 300,000 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "OPTION SHARES"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively referred to as the "SHARES." The Company and the Selling Stockholder are hereinafter collectively referred to as the "SELLERS."

         Immediately prior to the First Delivery Date (as hereinafter defined), Kaynar Technologies Inc., a Delaware corporation ("KAYNAR"), shall be merged with and into its wholly-owned parent, Kaynar Holdings Inc., a Delaware corporation ("HOLDINGS"), with Holdings as the surviving corporation. Immediately following the merger, the surviving corporation shall be renamed Kaynar Technologies Inc. The foregoing transactions are collectively referred to herein as the "REORGANIZATION". Unless otherwise noted herein, the term "COMPANY" shall mean Holdings, as the corporation surviving the merger.

         This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Stockholder by the Underwriters.

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

              (a) The Registration statement on Form S-1 (File No. 333-22345) with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations (the "RULE AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act or will become effective not later than 10:00 a.m., New York

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    City time, on the date of this Agreement or at such later date and time as the Underwriters may approve. Copies of the Registration Statement have been delivered by the Company to each of you as the representatives (the "REPRESENTATIVES") of the Underwriters. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means each prospectus included in such Registration Statement before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "REGISTRATION STATEMENT" means such registration statement, as amended at the Effective Time, including a registration statement (if any) filed pursuant to Rule 462(b) under the Securities Act and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "PROSPECTUS" means such final prospectus, as first filed with the Commission pursuant to paragraph
    (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Registration Statement or any Preliminary Prospectus.

              (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not (i) as of the Effective Date, as to the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) as of the applicable filing date, as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

              (c) The Company and each of its subsidiaries (as set forth on Schedule 2 hereto) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and the Prospectus and to own, lease and operate it properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification. Except for Recoil, none of the subsidiaries of the Company is a "SIGNIFICANT SUBSIDIARY" as such term is defined in Rule 405 of the Rules and Regulations.

              (d) All the outstanding shares of capital stock or other securities evidencing equity ownership of the Company (including the Shares to be sold by the Selling Stockholder) have been and, after consummation of the Reorganization, will be duly authorized and validly issued and, after consummation of the Reorganization, will be fully paid, non-assessable and not subject to any preemptive or similar rights. The Shares to be issued and sold by the Company


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    hereunder have been duly authorized and, when issued and delivered to the
    Representatives for the account of each Underwriter against payment therefor as provided in this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The authorized, issued and outstanding stock of the Company was as of December 31, 1996 and will be immediately after giving effect to the consummation of this Offering and the Reorganization, as set forth in the Registration Statement and the Prospectus under the captions "CAPITALIZATION" and "DESCRIPTION OF CAPITAL STOCK." After giving effect to the Offering, the Reorganization and the application of the proceeds thereof as described in the Registration Statement and the Prospectus under the caption "USE OF PROCEEDS," the Company's consolidated capitalization as of December 31, 1996 would have been as set forth under the "AS ADJUSTED" column under the caption "CAPITALIZATION." The table under the caption "CAPITALIZATION" sets forth the amount of all outstanding long-term indebtedness of the Company for monies borrowed and capital lease obligations, on a consolidated basis, prior to and after giving effect to the Offering and Reorganization. The authorized capital stock of the Company, including the Shares, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding rights, warrants, or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company.

              (e) This Agreement has been duly authorized, executed and delivered by the Company and is a legally valid and binding agreement of the Company, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally (including laws relating to fraudulent transfers or conveyances), by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by federal and state securities laws and principles of public policy.

              (f) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby and as described in the Prospectus under the caption "REORGANIZATION" will not conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions conflict with or constitute a breach of any of the terms or provisions of, or constitute a default under, the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required by the Company for the execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Shares.


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              (g)  Except as provided in the Stockholders Agreement by and between the Company, the Selling Stockholder and the Management Investors (as defined therein), there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a Registration Statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other Registration Statement filed by the Company under the Securities Act.

              (h) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

              (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

              (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

              (k) Arthur Andersen LLP, who has certified certain financial statements of the Company, whose report appears in the Prospectus and who has delivered the initial letter referred to in Section 9(i) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

              (l) The Company and each subsidiary has (i) good and marketable title to all of the properties and assets necessary for the operation of its business as described in the Registration Statement and the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions except such as are described in the Prospectus, including any Exhibits thereto, or such as do not materially affect the value of such property and do not materially interfere with the use of such property by the Company, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and will have made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts or governmental agencies, bodies or administrative agencies or authorities (each an "AUTHORIZATION") necessary to engage in the business conducted by it in the manner described in


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    the Registration Statement and the Prospectus and] (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect. The Company and each subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All leases to which the Company and each subsidiary is a party are valid and binding and, to the knowledge of the Company, no default by the Company or any such subsidiary has occurred and is continuing thereunder and no defaults by the landlord are existing under any such lease.

              (m) The Company and its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

              (n) The Company, together with its subsidiaries, owns and possesses all right, title and interest in and to, or has duly licensed or otherwise obtained from third parties, all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses or any other proprietary right ("TRADE RIGHTS") which are material to the business of the Company. Neither the Company nor any of its subsidiaries has received any notice of infringement, misappropriation or conflict from any third party as to such Trade Rights which has not been resolved or disposed of and to the knowledge of the Company and its subsidiaries, neither the Company nor any of its subsidiaries has infringed, misappropriated or otherwise conflicted with Trade Rights of any third parties.

              (o) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

              (p) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

              (q) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

              (r) There is (i) no significant unfair labor practice complaint pending or, to the knowledge of the Company, threatened against the Company or any subsidiary before the National Labor Relations Board, any state or local labor relations board of or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or, to the knowledge of the Company


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    and its subsidiaries, threatened against the Company or any subsidiary and
    (ii) no pending union representation question exists with respect to the employees of the Company or any subsidiary. To the knowledge of the Company and its subsidiaries, no union organizing activities are taking place. Neither the Company nor any subsidiary has violated in any material respect (A) any federal, state or local law, statute, rule or regulation or foreign law, statute rule or regulation relating to discrimination in hiring, promotion or pay of employees or (B) any applicable wage or hour laws.

              (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA").

              (t) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would have, a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

              (u) Since the date of the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

              (v) The Company and each subsidiary (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

              (w) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a material default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject.

              (x) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices


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    Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

              (y) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and the terms "HAZARDOUS WASTES," "TOXIC WASTES," "HAZARDOUS SUBSTANCES" and "MEDICAL WASTES" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

              (z) Neither the Company nor any subsidiary is an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder (the "1940 ACT").

         2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING STOCKHOLDER. The Selling Stockholder represents, warrants and agrees that:

              (a) The Selling Stockholder owns, and immediately prior to the First Delivery Date, the Selling Stockholder will own the Shares to be sold by the Selling Stockholder on such date free and clear of all adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York) and upon delivery of such Shares and payment therefor pursuant hereto, the several Underwriters will own such Shares, free and clear of all adverse claims assuming the Underwriters purchased such Shares pursuant to this Agreement in good faith and without notice of such adverse claim.

              (b) The Selling Stockholder has corporate power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling


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    Stockholder is bound or to which any of the property or assets of the
    Selling Stockholder is subject, nor will such actions result in any violation of the charter or by-laws of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdictions over the Selling Stockholder or the property or assets of the Selling Stockholder, and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required by the Selling Stockholder for the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby.

              (c) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder in its capacity as Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, as of the applicable Effective Date and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto), will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (d) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         3. PURCHASE OF THE STOCK BY THE UNDERWRITERS. On the basis of the representations and warranties contained herein, and subject to the terms and conditions of this Agreement, the Company agrees to sell 1,800,000 shares of the Firm Shares and the Selling Stockholder hereby agrees to sell 200,000 shares of the Firm Shares to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Company grants to the Underwriters an option to purchase up to 300,000 shares of Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Shares of Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Shares set forth opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share amounts. The price of both the Firm Shares and any Option Shares shall be $14.50 per share.


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

         The Company and the Selling Stockholder shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Option Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date (as hereinafter defined) as provided herein.

         4. OFFERING OF STOCK BY THE UNDERWRITERS. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         It is understood that 96,515 shares of the Firm Shares will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") to employees who have heretofore delivered to the Representatives offers to purchase shares of Firm Shares in form satisfactory to the Representatives, and that any allocation of such Firm Shares among such persons will be made in accordance with timely directions received by the Representatives from the Company; PROVIDED, that except as otherwise provided herein, under no circumstances will the Representatives or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any shares of such Firm Shares which are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

         5. DELIVERY OF AND PAYMENT FOR THE STOCK. Delivery of and payment for the Firm Shares shall be made at the office of O'Melveny & Myers LLP, 400 South Hope Street, 15th Floor, Los Angeles, California 90071, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "FIRST DELIVERY DATE." On the First Delivery Date, the Company and the Selling Stockholder shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholder of the purchase price by certified or official bank check or checks payable in New York Clearing House (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company and the Selling Stockholder shall make the certificates representing the Firm Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         At any time, and from time to time, on or before the 30th day after the date of this Agreement, the option granted in Section 3 may be exercised, in whole or in part, by written notice to the Company by the Representatives. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be
(i) earlier than the First Delivery Date nor earlier than the third business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The dates and times the Option Shares are delivered are sometimes referred to as the "OPTION DELIVERY DATE" and the First Delivery Date and the Option Delivery Date are sometimes each referred to as a "DELIVERY DATE").

         Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Option Delivery Date. On the Option Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Option Delivery Date.

         6.   FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

              (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

              (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

              (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:
    (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and
    (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented

    Prospectus and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

              (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission.

              (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing.

              (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

              (g) For a period of three years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

              (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such United States and Canadian jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; PROVIDED that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

              (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of Lehman Brothers Inc.; and to cause each executive officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in the form attached hereto as Exhibit A, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person during such 180-day period of) any shares of Common Stock for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc.

              (j) Prior to the Effective Date, to apply for listing of the Shares on the NASDAQ National Market System and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date.

              (k) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission.

              (l) The Company will effect the Reorganization and will apply the net proceeds from the sale of the Shares being sold by the Company as set forth in the Prospectus.

              (m) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "INVESTMENT COMPANY" or "CONTROLLED" by an "INVESTMENT COMPANY" within the meaning of the 1940 Act.

         7. FURTHER AGREEMENTS OF THE SELLING STOCKHOLDER. The Selling Stockholder agrees:

              (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Shares), without the prior written consent of Lehman Brothers Inc.

              (b) That the Shares to be sold by the Selling Stockholder hereunder is subject to the interest of the Underwriters and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event, except in accordance with the terms of this Agreement.

         8. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection, (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement, (d) the costs of printing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the stock, (e) the filing fees incident to securing any required review by the NASD of the terms of sale of the Shares, (f) any applicable listing or other similar fees, (g) the reasonable fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters in connection therewith), and (h) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement; PROVIDED that, except as provided in this Section 8 and in
Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters, and the Selling Stockholder shall pay the fees and expenses of its counsel, and any transfer taxes payable in connection with the sale of its Shares to the Underwriters.

         9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholder contained herein, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

              (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on each Delivery Date with the same force and effect as if made on and as of such Delivery Date.

              (b) The Registration Statement shall have become effective not later than 10:00 a.m., New York City time, on the date of this Agreement or at such later date and time as the Representatives may approve; the Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

              (c) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

              (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (e) O'Melveny & Myers LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such

    Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                   (i) Each of the Company and its subsidiaries has been duly incorporated, and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with corporate power to own its properties and carry on its business as described in the Registration Statement;

                   (ii) The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, 10,000,000 shares of Series C Preferred Stock. The authorized capital stock of the Company, including the Shares, conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus;

                   (iii) The Shares have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Shares in accordance with the Agreement and the countersigning of the certificate or certificates representing the Shares by a duly authorized signatory of the registrar for the Company's Common Stock, the Shares will be validly issued, fully paid and non-assessable;

                   (iv) Holders of the capital stock of the Company are not entitled to any preemptive right to subscribe to any additional shares of the Company's capital stock under the Company's Certificate of Incorporation or Bylaws;

                   (v) The execution, delivery and performance of the Agreement have been duly authorized by all necessary corporate action on the part of the Company, and the Agreement has been duly executed and delivered by the Company;

                   (vi) The execution and delivery by the Company of, and performance of its obligations on or prior to the date of this opinion under, the Agreement do not violate (i) the Company's Certificate of Incorporation or Bylaws or (ii) any California or federal statute or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Agreement, except that we express no opinion regarding any federal securities laws, or Blue Sky or state securities laws or Section 10 of this Agreement except as otherwise expressly stated herein.

                   (vii) No order, consent, permit or approval of any California or federal governmental authority is required on the part of the Company for the execution and delivery of the Agreement or for the issuance and sale of the Shares, except such as have been obtained under the Act and such as may be required under applicable Blue Sky or state securities laws;

                   (viii) The execution, delivery and performance of the Merger Agreement have been duly authorized by all necessary corporate action on the part of the Company and Operating Company, and the Merger Agreement has been duly executed and delivered by the Company and Operating Company;

                   (ix) The performance by each of the Company and Operating Company of its obligations on or prior to the date of this opinion under the Merger Agreement do not violate (i) its Certificate of Incorporation or Bylaws or (ii) any statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or Operating Company or to transactions of the type contemplated by the Merger Agreement;

                   (x) No order, consent, permit or approval of any California or federal governmental authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or Operating Company or to transactions of the type contemplated by the Merger Agreement is required on the part of either the Company or Operating Company for the execution and delivery of, and performance of its obligations under, the Merger Agreement, except for such as have been obtained;

                   (xi) We have not, since January 1, 1994 given substantive attention on behalf of the Company to, or represented the Company in connection with, any actions, suits or proceedings pending or threatened against the Company before any court, arbitrator or governmental agency, which (i) seek to affect the enforceability of the Agreement or (ii) seek damages in excess of $10,000. We call your attention to the fact that our engagement is limited to specific matters as to which we are consulted by the Company;

                   (xii) The Registration Statement has been declared effective under the Act, and, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                   (xiii) The Registration Statement, on the date it was filed, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-1 under the Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information contained therein;

                   (xiv) The statements set forth in the Prospectus under the headings "Risk Factors--Concentration of Stock Ownership; --Benefits of Offering to Existing Stockholders; --Anti-Takeover Provisions; --Shares Eligible for Future Sale," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources," "Business--Properties; Environmental Matters," "Management," "Certain Transactions," "Principal Stockholders and Selling Stockholder," "Description of Capital Stock," "Shares Eligible for Future Sale," and Item 14 of the Registration Statement, insofar as such statements constitute a summary of the terms of legal matters, documents, agreements or other instruments or governmental, regulatory or other legal proceedings, are fair and accurate in all material respects;

                   (xv) Neither the Company nor any subsidiary is an "INVESTMENT COMPANY" within the meaning of the 1940 Act;

                   (xvi) We do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required;

                   (xvii) The Company's execution and delivery of, and performance of its obligations on or prior to the date of this opinion under, the Agreement do not (i) violate, breach, or result in a default under, any existing obligation of or restriction on the Company under any other agreement (the "Other Agreements") identified in the Company Certificate, or (iii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California or federal court or governmental authority binding on the Company identified in the Company Certificate;

                   (xviii) To the best of such counsel's knowledge, except as provided in the Agreement and the Stockholders Agreement there are no contracts, agreements or understandings between the Company or any subsidiary and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a Registration Statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other Registration Statement filed by the Company under the Securities Act; and

                   (xix) In connection with our participation in the preparation of the Registration Statement and the Prospectus, we have not independently verified the accuracy, completeness or fairness of the statements contained therein, and the limitations inherent in the examination made by us and the knowledge available to us are such that we are unable to assume, and we do not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph 9(e)(x) above). However, on the basis of our review and participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, and relying as to materiality to a large extent upon opinions of officers and other representatives of the Company, we do not believe that the Registration Statement as of its effective date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and we do not believe that the Prospectus on the date hereof, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. However, we express no opinion or belief as to the financial statements and other financial information contained in the Registration Statement or the Prospectus.

              (f) Lyon, P.C. shall have furnished to the Representatives his written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                   (i) The Company, together with its subsidiaries, owns and possesses all right, title and interest in and to, or has duly licensed or otherwise obtained from third parties, all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses or any other proprietary right ("TRADE RIGHTS") which are material to the business of the Company. Neither the Company nor any of its subsidiaries has received any notice of infringement, misappropriation or conflict from any third party as to such Trade Rights which has not been resolved or disposed of and to the knowledge of the Company and its subsidiaries, neither the Company nor any of its subsidiaries has infringed, misappropriated or otherwise conflicted with Trade Rights of any third parties;

              (g) The counsel for the Selling Stockholder (which may be an employee of the Selling Stockholder) shall have furnished to the Representatives its written opinion, as counsel to the Selling Stockholder, addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                   (i) Selling Stockholder has corporate power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not result in any violation of the provisions of the charter or by-laws of the Selling Stockholder such Selling Stockholder, and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required by the Selling Stockholder for the execution, delivery and performance of this Agreement by Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby;

                   (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

                   (iii) Immediately prior to the First Delivery Date, the Selling Stockholder owns the Shares, free and clear of all adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York) and has the full right, power and authority to sell, assign, transfer and deliver such Shares to the Underwriters;

                   (iv) Upon delivery of the Shares to be sold by the Selling Stockholder under this Agreement to the several Underwriters, and payment therefor pursuant to this Agreement, the Underwriters will hold such Shares free and clear of all adverse claims (within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York) assuming the Underwriters purchased such Shares pursuant to this Agreement in good faith and without notice of any such adverse claim.

              (h) The Representatives shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

              (i) Arthur Andersen LLP shall have furnished to the Representatives a letter or letters in form and substance satisfactory to each of the Representatives, addressed to the Underwriters and dated the date hereof and such Delivery Date, containing statements and information of the type ordinarily included in accountants' "COMFORT LETTERS" with respect to the financial statements and financial information contained in the Registration Statement and the Prospectus.

              (j) The Company shall have furnished to the Representatives a certificate of the Company, dated such Delivery Date, signed by the Chairman of the Board, or the President and the principal financial or accounting officer of the Company, in their capacities or such, stating that:

                   (i) The representations, warranties and agreements of the Company in Section 1 of this Agreement are true and correct as of the date of this Agreement and as of such Delivery Date and, the Company has complied with all the agreements and satisfied all the conditions on their part to be performed;

                   (ii) They have carefully examined (A) the Registration Statement and, in the Company's opinion (1) as of the Effective Date, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) since the Effective Date no event has occurred which should have been set forth in an amendment to the Registration Statement and (B) the Prospectus and, in the Company's opinion (1) as of the Effective Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (2) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Prospectus. The Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; and

                   (iii) Since the date of the most recent financial statements included in the Registration Statement and the Prospectus (including any amendment or supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus, whether or not arising from transactions in the ordinary course of business, except as set forth in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto).

              (k) The Selling Stockholder shall have furnished to the Representatives on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Stockholder stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the First Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the First Delivery Date.

              (l) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, having a material effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (n) The Company and the Selling Stockholder, respectively, shall not have failed at or prior to such Delivery Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company and the Selling Stockholder, respectively, at or prior to such Delivery Date.

              (o) All of the transactions contemplated by the Reorganization have been consummated.

              (p) Each executive officer and director of the Company shall have furnished to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person during the period set forth in Sections 6(i) and 7(a)) any shares of Common Stock or other capital stock of the Company owned by such person, without the prior written consent of Lehman Brothers Inc.

              (q) On or prior to such Delivery Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

              (r) No action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency that would as of such Delivery Date prevent the issuance of the Shares; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of such Delivery Date that would prevent the issuance of the Shares; and, on such Delivery Date no action, suit or proceeding shall be pending against or affect the Company or any of its subsidiaries, before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would interfere with or adversely affect the issuance of the Shares or would, except as disclosed in the Registration Statement and the Prospectus, individually or in the aggregate have a material adverse effect on the transactions contemplated by the Reorganization or the Shares.

              (s) The Nasdaq National Market System shall have approved the Shares for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         10.  INDEMNIFICATION AND CONTRIBUTION.

              (a) The Company shall indemnify and hold harmless each Underwriter, (including any Underwriter acting in its capacity as "QUALIFIED INDEPENDENT UNDERWRITER" pursuant to Rule 2720 of the NASD) its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
    (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "BLUE SKY APPLICATION"), (ii) the omission or alleged omission to state in any

    Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause
    (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

              (b) The Selling Stockholder agrees, subject to the limitation set forth in Section 10(g), to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability or action arise out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, in conformity with information provided in writing by the Selling Stockholder to the Company specifically for use therein and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, that the Selling Stockholder will not be liable in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein; or
    (ii) if such statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus and (1) any such loss, claim, damage or liability suffered or incurred by an Underwriter (or any person who controls any Underwriter) resulted from an action, claim or suit by any person who purchased Shares which are the subject thereof from such Underwriter in the offering and (2) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Shares in any case where such delivery is required by the Securities Act. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

              (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), the Selling Stockholder and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
    (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer, the Selling Stockholder or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer, the Selling Stockholder or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee, the Selling Stockholder or controlling person.

              (d)  Promptly after receipt by an indemnified party under this
    Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
    Section 10 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
    Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the subsidiary under this Section 10 if, (i) the Company has failed to provide counsel reasonably satisfactory to such indemnified party in a timely manner or (ii) counsel which has been provided by the Company reasonably determines that its representation of such indemnified party would present it with a conflict of interest, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the subsidiary. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

              (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Underwriters, respectively, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative faults of the Company, the Selling Stockholder and the Underwriters, respectively, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholder and the Underwriters with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by each of the Company and the Selling Stockholder, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The

    Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

              (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "UNDERWRITING" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

              (g) Notwithstanding any of the provisions of this Section 10, the Selling Stockholder's liability to the Underwriters and/or the Company and their officers, employees and controlling persons, shall not exceed the net proceeds received by Selling Stockholders from the sale of the Shares being sold by the Selling Stockholder pursuant to this Agreement to the Underwriters, and in no event shall the Company have any right of contribution from the Selling Stockholder for liability which the Company may have to the Underwriters, their officers, employees and controlling persons pursuant to Section 10(a) hereof, except under the circumstances which give rise to liability by the Selling Stockholder under Section 10(b) hereof.

         11.  DEFAULTING UNDERWRITERS.

         If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date.
If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Option Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "UNDERWRITER" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Shares which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         12. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Section 9(l) or 9(n) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under Section 9 or Section 11.

         13. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled (other than the conditions set forth in subdivision (m) of Section 9 hereof), the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 12 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         13. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

              (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Mr. David Warner (Fax: 714-712-4904); with a copy to C. James Levin, Esq.,

    O'Melveny & Myers LLP, 400 S. Hope Street, Los Angeles, California 90071 (Fax: 213-669-6407); and

              (c) If to the Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to General Electric Capital Corporation, 201 High Ridge Road, Stamford, CT, 06927, Attention: Paul Vitti, (Fax: 203-316-7894), with copies to General Electric Capital Corporation, 201 High Ridge Road, Stamford, CT 06927, Attention:
    Corporate Finance Group, Department Counsel (Fax: 203-316-7889), with a copy to Sidley & Austin, 555 West 5th Street, Los Angeles, CA, 90013,
    Attention:  Edward D. Eddy, III (Fax: 213-896-6600).

         PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to
Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

         15. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholder, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company, and the Selling Stockholder, contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         16. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         17. DEFINITION OF THE TERMS "BUSINESS DAY." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

         18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         19. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                             [SIGNATURE PAGES TO FOLLOW]

         If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                                       Very truly yours,

                                       KAYNAR TECHNOLOGIES INC.



                                       By
                                          -------------------------------
                                            Name
                                            Title

                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By
                                          -------------------------------
                                            Name
                                            Title

Accepted:

LEHMAN BROTHERS INC.
PAINEWEBBER INCORPORATED.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

    By LEHMAN BROTHERS INC.


    By
       --------------------------------
         AUTHORIZED REPRESENTATIVE

                                      EXHIBIT A



Lehman Brothers Inc.
PaineWebber Incorporated
c/o Lehman Brothers Inc.
The World Financial Center
New York, NY 10285

Ladies and Gentlemen:

         The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of Kaynar Technologies Inc. (the "Company") and that the Underwriters propose to reoffer the Shares to the public.

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that without the prior written consent of Lehman Brothers Inc. the undersigned will not sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase, or otherwise transfer or dispose of, any Shares of the Common Stock, or any securities convertible into or exercisable or exchangeable for the Common Stock, for a period of 180 days after the date of the final Prospectus relating to the offering of the Shares to the public by the Underwriters.

         The undersigned agrees that the provisions of this letter agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

         In furtherance of the foregoing, the Company and ChaseMellon Shareholder Services, Inc., its Transfer Agent, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

         It is understood that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, you will release me from all obligations under this letter agreement.

                             Very truly yours,


                             ------------------------------
                             [Name of Signatory]

Dated:  May ___, 1997

                                      SCHEDULE 1

                                                                   Number of
    Underwriters                                                    Shares
    ------------                                                  ----------
     Lehman Brothers Inc.. . . . . . . . . . . . . . . . . . .     620,000
     PaineWebber Incorporated. . . . . . . . . . . . . . . . .     620,000
     ABN AMRO Chicago Corporation. . . . . . . . . . . . . . .      55,000
     Bear, Stearns & Co. Inc.. . . . . . . . . . . . . . . . .      55,000
     Credit Suisse First Boston Corporation. . . . . . . . . .      55,000
     A.G. Edwards & Sons, Inc. . . . . . . . . . . . . . . . .      55,000
     Everen Securities, Inc. . . . . . . . . . . . . . . . . .      55,000
     Goldman, Sachs & Co.. . . . . . . . . . . . . . . . . . .      55,000
     Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated . . . . . . . . . . . . . . .      55,000
     Morgan Stanley & Co. Incorporated . . . . . . . . . . . .      55,000
     Oppenheimer & Co., Inc. . . . . . . . . . . . . . . . . .      55,000
     Salomon Brothers Inc. . . . . . . . . . . . . . . . . . .      55,000
     Crowell, Weedon & Co. . . . . . . . . . . . . . . . . . .      30,000
     Fahnestock & Co. Inc. . . . . . . . . . . . . . . . . . .      30,000
     First of Michigan Corporation . . . . . . . . . . . . . .      30,000
     Gabelli & Company, Inc. . . . . . . . . . . . . . . . . .      30,000
     Legg Mason Wood Walker, Incorporated. . . . . . . . . . .      30,000
     Pennsylvania Merchant Group Ltd . . . . . . . . . . . . .      30,000
     Sutro & Co. Incorporated. . . . . . . . . . . . . . . . .      30,000
                                                                 ---------

                 Total . . . . . . . . . . . . . . . . . . . .   2,000,000
                                                                 ---------
                                                                 ---------


                                        Sch-1

                                      SCHEDULE 2


                                                                    Jurisdiction
Subsidiary                                                      of Incorporation
----------                                                      ----------------

Kaynar Technologies Ltd..................................................England

K.T.I. Femipari Kft......................................................Hungary

Kaynar Technologies International Sales Corp............................Barbados

Recoil Holdings, Inc....................................................Delaware

Recoil Australia Holdings, Inc..........................................Delaware

Recoil Pty...................................................Victoria, Australia

Recoil (Europe) Ltd...............................................United Kingdom

Recoil Marketing BVBA.............................................Aalst, Belgium


                                        Sch-2